UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2011

HORIZON LINES, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-32627	74-3123672
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On June 24, 2011, Horizon Lines, Inc. (the “Company”) entered into the Third Amendment to Credit Agreement (the “Credit Agreement Amendment”) amending certain provisions of the Credit Agreement, dated as of August 8, 2007 (as amended or modified from time to time, the “Credit Agreement”), among the Company, as borrower, certain of the Company’s subsidiaries party thereto, as guarantors, certain lenders party thereto (the “Lenders”) and Wells Fargo Bank, N.A., as administrative agent for the Lenders (the “Administrative Agent”), as amended by the First Amendment to Credit Agreement, dated as of June 11, 2009 and the Second Amendment to Credit Agreement and Waiver, dated as of March 9, 2011.

The Credit Agreement Amendment, among other things, relaxed compliance with financial covenants for the fiscal quarter ending June 26, 2011 by increasing the maximum senior secured leverage ratio from 3.50x to 6.25x, decreasing the minimum interest coverage ratio from 2.50x to 1.50x, and modifying the definition of Consolidated EBITDA (which is used to determine whether the Company is in compliance with the financial covenants) to add back some or all of the transactions costs incurred in connection with the Credit Agreement Amendment. The Company expects that relaxing compliance with the financial covenants should preserve liquidity under the revolver and facilitate the Company’s ability to move forward with its previously announced refinancing effort.

The above summary of material terms of the Credit Agreement Amendment is qualified in its entirety by reference to the complete text of the Credit Agreement Amendment filed herewith as Exhibit 10.1 and is incorporated in this Item 1.01 by reference. The Company also issued a press release on June 24, 2011, announcing the Credit Agreement Amendment, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	Third Amendment to Credit Agreement, dated June 24, 2011

99.1	Press Release, dated June 24, 2011

Cautionary Statement Regarding Forwarding-Looking Statement

The information contained in this Current Report on Form 8-K (including the exhibits hereto) should be read in conjunction with our filings made with the Securities and Exchange Commission. This Current Report on Form 8-K (including the exhibits hereto) contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “will”, “expects,” “should,” “believes,” “anticipates” and similar expressions or phrases identify forward-looking statements.

All forward-looking statements involve risk and uncertainties. Factors that may cause expected results or other anticipated events or circumstances discussed in this current report to not occur or to differ from expected results include the “Risk Factors” in our Form 10-K filed with the SEC on March 28, 2011. In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this current report might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC.
(Registrant)

Date: June 27, 2011	By:	/s/ Michael T. Avara
Michael T. Avara
Executive Vice President and Chief Financial Officer

Exhibit Index

10.1	Third Amendment to Credit Agreement, dated June 24, 2011

99.1	Press Release, dated June 24, 2011